Benefit Plans	12 Months Ended
Dec. 31, 2011
Benefit Plans [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]
Benefit Plans
We provide retirement benefits for all eligible employees by matching contributions made on participants' discretionary basis to participants' accounts in our qualified 401(k) Retirement Plan. Eligible employees may contribute up to a maximum of the lesser of $16,500 per year or 25% of the participant's salary in 2011. Participants age 50 or over at the end of the calendar year may make an additional elective deferral contribution of up to $5,500 for 2011. These additional contributions (commonly referred to as catch-up contributions) are not subject to the general limits that apply to 401(k) plans. The matching percentage made by us was 100% of participants' contributions up to a ceiling of 4% and 50% of the next 2% of contributions with a maximum match of $12,250 in 2011. The plan expense was $4.0 million, $3.7 million and $3.4 million for the twelve-month periods ended December 31, 2011, 2010 and 2009, respectively.
Our Supplemental Employee Retirement Plan (“SERP”) is a non-qualified deferred compensation plan that enables eligible employees to contribute and to receive employer-matching contributions that the provisions of the 401(k) Retirement Plan or laws preclude due to limits on compensation. We amended the SERP effective January 1, 2010 to permit participants to make contributions and to permit us to make matching contributions on compensation that exceeds the statutory annual compensation limit of $245,000 for qualified defined contribution plans. We contributed $0.1 million to the SERP for each of the years ended December 31, 2011 and 2010. We did not contribute to the SERP for 2009. We maintain a rabbi trust that includes investments to fund the SERP. As of December 31, 2011, investments in the rabbi trust totaled $0.7 million. We reflected these investments at fair value as equity securities on the Consolidated Balance Sheets.
We maintain a non-qualified deferred compensation plan for certain highly compensated employees, which permits the participants to defer a portion of their salaries and bonuses. The deferred amounts accrue interest at our approximate long-term borrowing rate. The deferred amounts are our general obligation liability and amounted to $11.1 million, $9.2 million and $7.3 million at December 31, 2011, 2010 and 2009, respectively. We credited interest of approximately $0.5 million, $0.5 million and $0.4 million for these same periods.
We also provide post-retirement medical and life insurance benefits to certain eligible retirees. During 2006, we determined that the benefits provided under this plan were actuarially equivalent to those benefits provided by the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (“MMA”). Our calculation of the accumulated post-retirement benefit obligation (“APBO”) as of December 31, 2011, 2010 and 2009 does not reflect the government subsidy provided by the MMA, other than as reflected in the insured over 65 rates going forward.
Unrecognized actuarial gains of $519,126 ($337,432 net of tax) that have not yet been recognized in net periodic post-retirement benefit cost are included in accumulated other comprehensive income at December 31, 2011. The actuarial gain included in accumulated other comprehensive income expected to be recognized in net periodic post-retirement benefit income during the fiscal year ended December 31, 2012 is $22,785 ($14,810 net of tax).
We recognized the unfunded status of the APBO plan of $3.5 million at December 31, 2011 in the Consolidated Balance Sheets. We expect no plan assets to be returned to us during the fiscal year ended December 31, 2012.
The following tables show data related to the APBO plan (in thousands):

	2011	2010
Net benefit obligation at beginning of year	$3,305	$3,223
Service cost	102	91
Interest cost	164	170
Participant contributions	39	39
Assumption change	357	102
Actuarial (gain) loss	(149)	(24)
Gross benefits paid	(292)	(297)
Net benefit obligation at end of year	$3,526	$3,305

	2011	2010	2009
Weighted-average assumptions used to determine benefit obligations
Discount rate	4.00%	5.15%	5.49%
Healthcare cost trend on covered charges	9.0% decreasing to 5.0% in 2031	10.0% decreasing to 5.0% in 2031	12.0% decreasing to 5.0% in 2031
The following table discloses the components of net periodic post-retirement benefit cost (in thousands):

	2011	2010	2009
Service cost	$102	$91	$104
Interest cost	164	170	172
Amortization of prior service cost	0	(27)	(67)
Amortization of net cumulative (gain)/loss	(63)	(80)	(84)
Net periodic post-retirement benefit cost	$202	$155	$126
The following table discloses the effects of a hypothetical one percentage point increase and the effects of a hypothetical one percentage point decrease in the assumed healthcare trend rate (in thousands):

	2011	2010	2009
A one percentage point hypothetical change in the assumed healthcare trend rate would have the following effect on the post-retirement benefit obligations:
1% increase	$311	$270	$254
1% decrease	(276)	(242)	(229)
A one percentage point hypothetical change in the assumed healthcare trend rate would have the following effect on the aggregate of the service and interest cost components of net periodic post-retirement healthcare benefit costs:

1% increase	$35	$31	$29
1% decrease	(29)	(27)	(25)

The following table reconciles the beginning and ending balances of the fair value of plan assets for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	2011	2010
Fair value of plan assets at beginning of year	$0	$0
Employer contributions	253	258
Participant contributions	39	39
Gross benefits paid	(292)	(297)
Fair value of plan assets at end of year	$0	$0
The following table presents the funded status and the amounts recognized in the Consolidated Balance Sheets (in thousands):

	2011	2010
Fair value of plan assets	$0	$0
Benefit obligations	(3,526)	(3,305)
Funded status at end of year	$(3,526)	$(3,305)
Contributions made after the measurement date	0	0
Unrecognized actuarial net (gain) loss	0	0
Unrecognized prior service cost	0	0
Net amount recognized at end of year	$(3,526)	$(3,305)
The following table presents the ten-year forecast and best estimate of expected benefit payments (in thousands):

	2011		2010		2009
2012	$241	2011	$253	2010	$258
2013	250	2012	260	2011	266
2014	258	2013	268	2012	269
2015	258	2014	267	2013	276
2016	264	2015	271	2014	272
2017-2021	1,318	2016-2020	1,371	2015-2019	1,370
Ten Year Total	$2,590		$2,690		$2,710
Our best estimate of contributions expected to be paid to the plan during the fiscal year beginning January 1, 2012 is $0.2 million.